F123                                                                   F28             H28            J28             L28
CHASE BANK, TRUSTEE                                               DETERMINATION DATE:                03-FEB-00
MANUFACTURED HOUSING CONTRACTS                                    REMITTANCE DATE:                   07-FEB-00
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1999C        FOR THE PERIOD ENDED:              25-JAN-00
                                                                  LOCK-OUT DATE:                     SEP-03
INFORMATION FOR CLAUSES (A) THROUGH (S), SECTION 7.01 -   GROUP I

                                                                   CLASS I A-1    CLASS I A-2    CLASS I A-3     CLASS I A-4
 (a)   Class I A and Class I B Distribution Amounts                2,113,861.61     271,783.33      264,629.17      202,916.70

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                   827,589.81
       (b) Partial Prepayments Received                               26,013.40
       (c) Principal Payments in Full (Scheduled Balance)            969,403.43
       (d) Liquidated Contract Scheduled Balance                           0.00
       (e) Section 3.05 Purchase Scheduled Balance                         0.00
       (f) Previously Undistributed Shortfalls in
            (a) through (e)                                                0.00
                                                                  -------------  -------------   -------------   -------------
 Total Principal Distribution                                      1,823,006.64           0.00            0.00            0.00

 (c)   Interest Distribution                                         290,854.97     271,783.33      264,629.17      202,916.70
       Unpaid Interest Shortfall                                           0.00           0.00            0.00            0.00
                                                                  -------------  -------------   -------------  --------------
 Total Interest Distribution                                         290,854.97     271,783.33      264,629.17      202,916.70

 (d)   Beginning Class I A and Class I B
          Principal Balance                                       56,177,473.08  46,000,000.00   43,000,000.00   32,209,000.00
       Less: Principal Distribution                                1,823,006.64           0.00            0.00            0.00
                                                                  -------------  -------------   -------------  --------------
       Remaining Class A and Class B
          Principal Balance                                       54,354,466.44  46,000,000.00   43,000,000.00   32,209,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                         235,600.49       (H)          POOL FACTOR
       Section 8.06 Reimbursement Amount                                   0.00    CLASS I A-1      0.79933039
       Section 6.02 Reimbursement Amount                               8,686.93    CLASS I A-2      1.00000000
       Reimburseable Fees                                                  0.00    CLASS I A-3      1.00000000
                                                                  -------------    CLASS I A-4      1.00000000
 Total Fees Due Servicer                                             244,287.42    CLASS I A-5      1.00000000
                                                                                   CLASS I M-1      1.00000000
                                                        NO. OF    UNPAID PRINCIPAL CLASS I B-1      1.00000000
 (f)   Delinquency                                     CONTRACTS       BALANCE     CLASS I B-2      1.00000000

       31-59 Days Delinquent                             109          4,534,580
       60-89 Days Delinquent                              32          1,305,269
       90+ Days Delinquent                                41          1,491,545

       3-Month Avg Thirty-Day Delinquency Ratio    3.55%
       3-Month Avg Sixty-Day Delinquency Ratio     0.97%

 (g)  Section 3.05 Repurchases                                             0.00

 (i)  Class R Distribution Amount                                          0.00
      Reposession Profits                                                  0.00

 (j)  Principal Balance Of Contracts in Repossession                 724,920.26

 (k)  Aggregate Net Liquidation Losses                                     0.00

 (l) (x) Class B-2 Formula Distribution Amount                       116,620.00
     (y) Remaining Amount Available                                 (216,047.18)
                                                                  -------------
      Amount of (x) Over (y)                                         332,667.18

 (m)  Class B-2 Liquidation Loss Amount                                    0.00

 (n)  Guarantee Payment                                                    0.00

 (o)  Unadvanced Shortfalls                                                0.00

                                                        NO.       $

 (p)  Units Repossessed                                  9           333,547.10

 (q)  Principal Prepayments Paid                                     995,416.83

 (r)  Scheduled Principal Payments                                   827,589.81

 (s)  Weighted Average Interest Rate                                       9.66%


                                                                                            N28            P28           R28
INFORMATION FOR CLAUSES (A) THROUGH (S), SECTION 7.01 -   GROUP I

                                                                                         CLASS I A-5    CLASS I M-1    CLASS I B-1
 (a)   Class I A and Class I B Distribution Amounts                                        87,321.21      65,212.00     66,640.00

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in
            (a) through (e)

                                                                                       -------------   ------------  ------------
 Total Principal Distribution                                                                   0.00           0.00          0.00

 (c)   Interest Distribution                                                               87,321.21      65,212.00     66,640.00
       Unpaid Interest Shortfall                                                                0.00           0.00          0.00
                                                                                       -------------   ------------  ------------
 Total Interest Distribution                                                               87,321.21      65,212.00     66,640.00

 (d)   Beginning Class I A and Class I B
          Principal Balance                                                            13,090,000.00   9,520,000.00  9,520,000.00
       Less: Principal Distribution                                                             0.00           0.00          0.00
       Remaining Class A and Class B                                                   -------------   ------------  ------------
          Principal Balance                                                            13,090,000.00   9,520,000.00  9,520,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                                         ORIGINAL BALANCE         RATE
       Section 8.06 Reimbursement Amount                                               68,000,000.00         6.0125%       5.7925%
       Section 6.02 Reimbursement Amount                                               46,000,000.00         7.0900%         0.22%
       Reimburseable Fees                                                              43,000,000.00         7.3850%
                                                                                       32,209,000.00         7.5600%
 Total Fees Due Servicer                                                               13,090,000.00         8.0050%
                                                                                        9,520,000.00         8.2200%
                                                        NO. OF     UNPAID PRINCIPAL     9,520,000.00         8.4000%
 (f)   Delinquency                                     CONTRACTS      BALANCE          16,660,000.00         8.4000%

       31-59 Days Delinquent
       60-89 Days Delinquent
       90+ Days Delinquent

       3-Month Avg Thirty-Day Delinquency Ratio   3.55%
       3-Month Avg Sixty-Day Delinquency Ratio    0.97%

 (g)   Section 3.05 Repurchases                                            0.00
                                                                                        T28
INFORMATION FOR CLAUSES (A) THROUGH (S), SECTION 7.01 -   GROUP I
                                                                                    CLASS I B-2
 (a)   Class I A and Class I B Distribution Amounts                                  116,620.00

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in
            (a) through (e)

                                                                                 --------------
 Total Principal Distribution                                                              0.00
                                                                                                 1,365,977.38
 (c)   Interest Distribution                                                         116,620.00  1,535,061.33
       Unpaid Interest Shortfall                                                           0.00
                                                                                 --------------
 Total Interest Distribution                                                         116,620.00
                                                                                                                       When
 (d)   Beginning Class I A and Class I B
          Principal Balance                                                       16,660,000.00                       224,353,466.44
       Less: Principal Distribution                                                        0.00  1,823,006.64          is less than
                                                                                 --------------                       237,999,000.00
       Remaining Class A and Class B
          Principal Balance                                                       16,660,000.00                                 0.10
                                                                                                                       23,799,900.00

 (e)   Fees Due Servicer                                                                                               We can prepay
       Monthly Servicing Fee                                                                                    Rate
       Section 8.06 Reimbursement Amount                                          LIBOR             CLASS A-1  6.013%  56,177,473.08
       Section 6.02 Reimbursement Amount                                          SPREAD            CLASS A-2  7.090%  46,000,000.00
       Reimburseable Fees                                                                           CLASS A-3  7.385%  43,000,000.00
                                                                                                    CLASS A-4  7.560%  32,209,000.00
 Total Fees Due Servicer                                                                            CLASS A-5  8.005%  13,090,000.00
                                                                                                    CLASS A-6  8.220%   9,520,000.00
                                                        NO. OF     UNPAID PRINCIPAL                 CLASS B-1  8.400%   9,520,000.00
 (f)   Delinquency                                     CONTRACTS       BALANCE                      CLASS B-2  8.400%  16,660,000.00

       31-59 Days Delinquent                             109                                                          226,176,473.08
       60-89 Days Delinquent                              32
       90+ Days Delinquent                                41

       3-Month Avg Thirty-Day Delinquency Ratio   3.55%
       3-Month Avg Sixty-Day Delinquency Ratio    0.97%

 (g)   Section 3.05 Repurchases                                            0.00


INFORMATION FOR CLAUSES (A) THROUGH (S), SECTION 7.01 -   GROUP I


 (a)   Class I A and Class I B Distribution Amounts

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f) Previously Undistributed Shortfalls in
            (a) through (e)


 Total Principal Distribution

 (c)   Interest Distribution
       Unpaid Interest Shortfall
 Total Interest Distribution

 (d)   Beginning Class I A and Class I B
          Principal Balance
       Less: Principal Distribution
       Remaining Class A and Class B
          Principal Balance

 (e)   Fees Due Servicer
       Monthly Servicing Fee
       Section 8.06 Reimbursement Amount                                             3,377,671
       Section 6.02 Reimbursement Amount                                             3,261,400
       Reimburseable Fees                                                            3,175,550
                                                                                     2,435,000
 Total Fees Due Servicer                                                             1,047,855
                                                                                       782,544
                                                        NO. OF   UNPAID PRINCIPAL      799,680
 (f)   Delinquency                                     CONTRACTS     BALANCE         1,399,440

       31-59 Days Delinquent
       60-89 Days Delinquent                                                        16,279,139    7.20%
       90+ Days Delinquent

       3-Month Avg Thirty-Day Delinquency       3.55%
       3-Month Avg Sixty-Day Delinquency        0.97%

CHASE BANK, TRUSTEE                                               DETERMINATION DATE:                03-FEB-00
MANUFACTURED HOUSING CONTRACTS                                    REMITTANCE DATE:                   07-FEB-00
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1999C        FOR THE PERIOD ENDED:              25-JAN-00
                                                                  LOCK-OUT DATE:                     SEP-03
             Computation Of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                                2,948,673.41
      Certificate Account Balance at Monthly Cutoff-Subservicer-21st                            266,721.28
      Certificate Account Balance at Monthly Cutoff-Subservicer-CC                              516,185.39

(ii)  Monthly Advance Made                                                                            0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                             9,306.79
(iii) Section 5.05 Certificate Fund Income-Subservicer-21st                                         758.83
(iii) Section 5.05 Certificate Fund Income-Subservicer-CC                                         1,139.67
(v)   Principal Due Holders                                                                           0.00
Less:
(i)   Scheduled Payments of Principal and Interest
      Due Subsequent to the Due Period-Vanderbilt                                               115,852.29
(i)   Scheduled Payments of Principal And Interest
      Due Subsequent to the Due Period-Subservicer-21st                                           9,003.76
(i)   Scheduled Payments of Principal and Interest
      Due Subsequent to the Due Period-Subservicer-CC                                            15,573.93
(ii)  Due to the Servicer Pursuant To Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                          0.00
   (ii)  Reimbursement for Taxes from Liquidation Proceeds                                            0.00
   (iii) Monthly Servicing Fee                                                                  235,600.49
   (iv)  Reimburseable Liquidation Expenses                                                       8,686.93
   (v)   Section 6.04 (C) Reimbursement                                                               0.00
   (vi)  Section 8.06 Reimbursement                                                                   0.00
   (Vii) Amounts Not Required to Be Deposited-Subservicer-21st                                        0.00

Total Due Servicer                                                                              244,287.42

Available Distribution Amount-Vanderbilt                                                      2,597,840.49
Available Distribution Amount-Subservicer-21st                                                  258,476.35
Available Distribution Amount-Subservicer-CC                                                    501,751.13
To Class A And B                                                                              3,188,984.02

Monthly Excess Cashflow                                                                         169,083.95

Weighted Average Remaining Term (Months)                                                            221.00

       Scheduled Balance Computation

       Prior Month Balance                                                                  226,176,473.08

       Current Balance                                               224,420,470.42
              Adv Principal                                               32,424.17
              Del Principal                                               99,428.15
       Pool Scheduled Balance                                                               224,353,466.44

       Principal Payments in Full                                        969,403.43
       Partial Prepayments                                                26,013.40

       Scheduled Principal                                               827,589.81

       Collateral Balance                                                                   224,420,470.42

F130                                                                    F29               H29             J29             L29
CHASE BANK, TRUSTEE                                                 DETERMINATION DATE:                  03-FEB-00
MANUFACTURED HOUSING CONTRACTS                                      REMITTANCE DATE:                     07-FEB-00
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1999C          FOR THE PERIOD ENDED:                25-JAN-00
                                                                    LOCK-OUT DATE:                       SEP-03
INFORMATION FOR CLAUSES (V) THROUGH (AP), SECTION 7.01 -  GROUP II

                                                                    CLASS II A-1     CLASS II B-1   CLASS II B-2     CLASS II B-3

 (v)  Class II A and Class II B Distribution Amounts                2,845,250.15       85,291.13      65,681.20         76,629.32

 (w)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due                                     254,654.65
      (b) Partial Prepayments Received                                 92,518.36
      (c) Principal Payments in Full (Scheduled Balance)            1,359,994.44
      (d) Liquidated Contract Scheduled Balance                             0.00
      (e) Section 3.05 Purchase Scheduled Balance                           0.00
      (f) Previously Undistributed Shortfalls in
          (A) through (E)                                                   0.00
      (g) Accelerated Principal Payment                               621,995.44
                                                                   -------------   -------------   ------------     -------------
 Total Principal Distribution                                       2,329,162.89            0.00           0.00              0.00

 (x)  Interest Distribution                                           516,087.26       85,291.13      65,681.20         76,629.32
      Unpaid Interest Shortfall                                             0.00            0.00           0.00              0.00
                                                                   -------------   -------------   ------------     -------------
 Total Interest Distribution                                          516,087.26       85,291.13      65,681.20         76,629.32


 (y)  Beginning Class I A and Class I B
          Principal Balance                                        96,939,286.41   15,543,000.00   8,675,000.00     10,121,000.00
      Less: Principal Distribution                                  2,329,162.89            0.00           0.00              0.00
                                                                   -------------   -------------   ------------     -------------
      Remaining Class A and Class B Principal Balance              94,610,123.52   15,543,000.00   8,675,000.00     10,121,000.00

 (z)  Fees Due Servicer
      Monthly Servicing Fee                                                 0.00       (AC)        Pool Factor    Original Balance
      Section 8.06 Reimbursement Amount                                     0.00    Class II A-1     0.85821955    110,240,000.00
      Section 6.02 Reimbursement Amount                                24,000.00    Class II B-1     1.00000000     15,543,000.00
      Reimburseable Fees                                                    0.00    Class II B-2     1.00000000      8,675,000.00
                                                                                    Class II B-3     1.00000000     10,121,000.00
                                                                   -------------
 Total Fees Due Servicer                                               24,000.00

INFORMATION FOR CLAUSES (V) THROUGH (AP), SECTION 7.01 -  GROUP II

 (v)  Class II A and Class II B Distribution Amounts

 (w)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance
      (f) Previously Undistributed Shortfalls in
          (A) through (E)
      (g) Accelerated Principal Payment

 Total Principal Distribution

 (x)  Interest Distribution                                             743,688.91
      Unpaid Interest Shortfall

 Total Interest Distribution                                                        When
                                                                                    128,949,123.52
 (y)  Beginning Class I A And Class I B
          Principal Balance                                                         Is Less Than
      Less: Principal Distribution                                    2,329,162.89  144,579,000.00
                                                                                          X
      Remaining Class A And Class B Principal Balance                                         0.10
                                                                                     14,457,900.00
 (z)  Fees Due Servicer                                                                We Can Prepaid
      Monthly Servicing Fee                                   Rate           Libor         Spread
      Section 8.06 Reimbursement Amount                      6.1825%        5.7925%           0.39%   96,939,286   5,993,271
      Section 6.02 Reimbursement Amount                      6.3725%                          0.58%   15,543,000     990,478
      Reimburseable Fees                                     8.7925%                          3.00%    8,675,000     762,749
                                                             8.7925%                          3.00%   10,121,000     889,889
                                                                                                     -----------------------
 Total Fees Due Servicer                                                                             131,278,286   8,636,387  6.58%

                                                                          No. Of     Unpaid Principal
(aa)  Delinquency                                                       Contracts         Balance
       31-59 Days Delinquent                                              127          4,801,657
       60-89 Days Delinquent                                               23            996,966
        90+ Days Delinquent                                                26            967,015

      3-Month Avg Thirty-Day Delinquency Ratio  3.27%
      3-Month Avg Sixty-Day Delinquency Ratio   1.25%

(ab)  Section 3.05 Repurchases                                                              0.00

(ad)  Class R Distribution Amount                                                           0.00
      Repossession Profits                                                                  0.00

(ae)  Principal Balance Of Contracts in Repossession                                   69,460.64

(af)  Aggregate Net Liquidation Losses                                                      0.00

(ag)  (X) Class B-3 Formula Distribution Amount                                        76,629.32
      (Y) Remaining Amount Available                                                  452,911.49
                                                                                   -------------
      Amount Of (X) over (Y)                                                                0.00

(ah)  Class B-2 Liquidation Loss Amount                                                     0.00

(ai)  Guarantee Payment                                                                     0.00

(aj)  Unadvanced Shortfalls                                                                 0.00
                                                                        No.      $
(ak)  Units Repossessed                                                  3             72,613.58

(al)  Principal Prepayments Paid                                                    1,452,512.80

(am)  Scheduled Principal Payments                                                    254,654.65

(an)  Weighted Average Interest Rate                                                       10.37%

F130                                                                    F29               H29             J29             L29
CHASE BANK, TRUSTEE                                                 DETERMINATION DATE:                  03-FEB-00
MANUFACTURED HOUSING CONTRACTS                                      REMITTANCE DATE:                     07-FEB-00
SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES SERIES 1999C          FOR THE PERIOD ENDED:                25-JAN-00
                                                                    LOCK-OUT DATE:                       SEP-03

               Computation Of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                      2,974,276.62
(ii)  Monthly Advance Made                                                                  0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                   9,107.78
(v)   Principal Due Holders                                                                 0.00
Less:
(i)   Scheduled Payments Of Principal and Interest
      Due Subsequent to the Due Period-Vanderbilt                                      55,616.55
(ii)   Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                0.00
   (ii)  Reimbursement for Taxes from Liquidation Proceeds                                  0.00
   (iii) Monthly Servicing Fee                                                              0.00
   (iv)  Reimburseable Liquidation Expenses                                            24,000.00
   (v)   Section 6.04 (C) Reimbursement                                                     0.00
   (vi)  Section 8.06 Reimbursement                                                         0.00
   (vii) Amounts not Required to Be Deposited-Subservicer                                   0.00

Total Due Servicer                                                                     24,000.00

Available Distribution Amount                                                       2,903,767.85
To Class A and B - Scheduled Principal and Interest                                 2,450,856.36

Monthly Excess Cashflow Class II                                                      452,911.49
Monthly Excess Cashflow Class I                                                       169,083.95

Accelerated Principal Payment                                                         621,995.44

Weighted Average Remaining Term (Months)                                                  222.00

      Scheduled Balance Computation

      Prior Month Balance                                                         135,716,574.97

      Current Balance                                          134,074,207.62
                 Adv Principal                                      14,630.95
                 Del Principal                                      79,431.05
      Pool Scheduled Balance                                                      134,009,407.52

      Principal Payments in Full                                 1,359,994.44
      Partial Prepayments                                           92,518.36

      Scheduled Principal                                          254,654.65

      Collateral Balance                                                          134,074,207.62

      Overcollateralization Amount                                                     5,060,284
      Required Overcollateralization Amount                                            5,060,284